CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K for the year ended December 31, 2008 (the “Report”) of Roma Financial Corporation (the “Corporation”) as filed with the Securities and Exchange Commission on the date hereof, we, Peter A. Inverso, President and Chief Executive Officer, and Sharon L. Lamont, Chief Financial Officer, certify, pursuant to 18 U.S.C. Section1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)       The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

/s/ Peter A. Inverso		/s/ Sharon L. Lamont
Peter A. Inverso		Sharon L. Lamont
President and Chief Executive Officer		Chief Financial Officer
Date:	March 9, 2009	Date:	March 9, 2009